UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2021

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2021, with respect to the offering and sale of $450,000,000 aggregate principal amount of its 2.450% Senior Notes due 2031 (the “2031 Notes”) and $800,000,000 aggregate principal amount of its 3.150% Senior Notes due 2051 (the “2051 Notes” and, together with the 2031 Notes, the “Notes”), Sysco Corporation (“Sysco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto (the “Underwriters”).

The terms of the Notes will be governed by the Indenture dated as of June 15, 1995 (the “Base Indenture”) between Sysco and The Bank of New York Mellon Trust Company, N.A., as successor trustee (“Bank of New York Mellon”), as amended and supplemented by the Thirteenth Supplemental Indenture dated as of February 17, 2012 among Sysco, the guarantors named therein and Bank of New York Mellon, and two related supplemental indentures (each applicable to one of the series of the Notes) to be dated as of the closing date, among Sysco, the guarantors named therein and U.S. Bank National Association, as trustee solely with respect to the Notes and any other series of Securities (as defined in the Base Indenture) issued thereunder, for which U.S. Bank National Association may be designated from time to time as trustee, in lieu of Bank of New York Mellon, setting forth the specific terms applicable to the Notes.

The offering of the Notes is expected to close on December 14, 2021, subject to the satisfaction of customary closing conditions contained in the Underwriting Agreement. Sysco intends to use the net proceeds from the offering of the Notes, together with cash on hand, if necessary, to fund the redemption of all of Sysco’s outstanding 5.650% Senior Notes due 2025 (the “5.650% Notes”) and 3.550% Senior Notes due 2025 (the “3.550% Notes”). Any excess net proceeds will be used for general corporate purposes. The redemption price for the senior notes of each such series to be redeemed will be the principal amount of such senior notes plus a “make-whole” amount determined in accordance with the indenture governing such senior notes and accrued and unpaid interest to the applicable redemption date. The redemption date for the 5.650% Notes and the 3.550% Notes is December 14, 2021. The offering of the Notes is not conditioned upon the redemption of the 5.650% Notes or the 3.550% Notes, nor does the offering constitute notice of redemption under the Indenture. Sysco’s obligation to redeem the 5.650% Notes is conditioned on the consummation of the issuance of the Notes.

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-259146) and are described in a Prospectus Supplement dated December 1, 2021.

The Underwriting Agreement contains customary representations, warranties and agreements of Sysco, and customary conditions to closing, indemnification rights and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Affiliates of certain of the Underwriters are lenders under Sysco’s credit facility. The Underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to Sysco and its affiliates, for which they received or will receive customary fees and expenses. In addition, certain of the Underwriters or their respective affiliates are holders of a portion of the 5.650% Notes or 3.550% Notes and, therefore, will receive a portion of the net proceeds from the offering. Additionally, U.S. Bank National Association, an affiliate of one of the Underwriters, is trustee for the Notes.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include, but are not limited to, the expected closing of the offering of the Notes, the intended use of proceeds from the offering of the Notes, and the redemption of the 5.650% Notes and the 3.550% Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. For a discussion of additional factors impacting Sysco’s business, see Sysco’s Annual Report on Form 10-K for the year ended July 3, 2021, as filed with the Securities and Exchange Commission (“SEC”), and Sysco’s subsequent filings with the SEC. Sysco does not undertake to update its forward-looking statements, except as required by applicable law.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated December 1, 2021 among Sysco Corporation, the Guarantors listed on Schedule I thereto, and BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule II thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 7, 2021	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary